                                          Affiliated
Lord Abbett
                                        Fund

                                                              1998 ANNUAL REPORT
                                 [PHOTO OMITTED]

                                                             Helping you prepare
                                                             for tomorrow, today

                                   [LOGO](R)

Lord Abbett Affiliated Fund              Building Investor Confidence Since 1934

                                                                  A Tradition of
                                                                Value
                                                                   Investing

[PHOTO OMITTED]

                        Affiliated's history highlights the concept of value investing: buying quality companies when they are "on sale" and selling them when they reach their potential. Through the years, this discipline has helped Affiliated Fund achieve returns competitive to the S&P 500 Index, with relatively moderate fluctuations in price.(1)

--------------------------------------------------------------------------------
Competitive Total            Average Annual Rates of Total Return as of 10/31/98
Returns, Consistently

------------------------------------------
For the past 40 years      +12.1% per year
------------------------------------------
------------------------------------------
For the past 30 years      +12.1% per year
------------------------------------------
------------------------------------------------------
For the past 20 years                  +16.1% per year
------------------------------------------------------
--------------------------------------------------
For the past 10 years              +14.8% per year
--------------------------------------------------
-----------------------------------
For the past year            +10.3%
-----------------------------------
                     -----------------------------------------------
                     0     5     10               15             20%

--------------------------------------------------------------------------------
Consistency             The Fund has increased in value 33 out of the last 40
                        fiscal years.

--------------------------------------------------------------------------------
Large and Growing       Shareholders taking dividends in cash saw an increase in
Dividends               their dividend checks 33 out of the last 40 fiscal
                        years.(2)

--------------------------------------------------------------------------------
Shareholder             Lord Abbett Affiliated Fund's history demonstrates its
Satisfaction            ability to help shareholders realize their financial
                        objectives. That's probably why, on average, Affiliated
                        Fund shareholders have owned the Fund for over 15
                        years.(3)

--------------------------------------------------------------------------------
The Fund: Something     "Lord Abbett Affilated Fund has been a good citizen by
to Talk About           staying out of trouble.... The fund's respectable
                        performance in 1998 is typical of its performance during choppy markets. Its sell discipline keeps it out of the category's trouble spots, so during challenging markets like in 1994 and in 1998, returns have consistently been above average."

                                 Source: Morningstar Mutual Funds, December 1998

--------------------------------------------------------------------------------
SEC Average Annual      SEC average annual rates of total return, at the Class A
Total Returns           share maximum sales charge of 5.75%, for the periods
                        ended 9/30/98 were:

                        ---------   ------------
                         1 years          -7.90%
                        ---------   ------------
                        ---------               ---------------------------
                         5 years                            +14.10
                        ---------               ---------------------------
                        ---------               ---------------------------
                        10 years                            +13.44
                        ---------               ---------------------------
                                ---------------------------------------------
                                -10    -5       0     5     10     15     20%

                        The Fund's SEC yield for the 30 days ended 10/31/98 for Class A shares was 1.70%.

                        This past performance is no indication of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

                        The Fund's fiscal year-end is 10/31. Results quoted above (unless stated otherwise) are for periods ending 10/31/98 and reflect Class A share performance at net asset value with all distributions reinvested.

                    (1) The S&P 500 Index is an unmanaged index consisting
                        of the stocks of 500 companies. An investor cannot invest directly in an index, such as the S&P 500.

                    (2) Capital gains were reinvested. Period ends
                        10/31/98.

                    (3) Based on a survey of Lord Abbett Affiliated Fund
                        shareholders conducted by Lord, Abbett & Co. in 1998.

                        See Important Information on page 8.

Report to Shareholders
For the Fiscal Year Ended October 31, 1998

[PHOTO OMITTED]

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN

NOVEMBER 10, 1998

"...underpinnings of sound equity markets remain in place, while price declines late in the Fund's fiscal year have created more opportunities for long-term investors."

Lord Abbett Affiliated Fund completed its fiscal year on October 31, 1998. Below is an overview of some class-specific financial information at the close of the year.

                                            Twelve Months Ended October 31, 1998
                                            ------------------------------------
                 Class A     Class B     Class C     Class P        Class Y
                 ---------------------------------------------------------------
                                                     (12/8/97*      (3/27/98*
                                                     to 10/31/98)   to 10/31/98)
--------------------------------------------------------------------------------

Net asset value   $14.56      $14.56      $14.56      $14.53         $14.57
Dividends         $ 0.27      $ 0.15      $ 0.15      $ 0.16         $ 0.13
Capital gains     $ 1.39      $ 1.39      $ 1.39          --             --
Total return**     10.27%       9.41%       9.41%       3.21%+       -4.77%+

Our concerns regarding the future health of world markets (expressed in the Fund's semi-annual report) turned out to be extremely well-founded. As we feared, the Asian economic and currency crises, along with economic problems in Russia, had a negative impact on U.S. corporate profits and, more important, on U.S. investor confidence. The performance of our portfolio was affected as investors sought safety in large-capitalization growth stocks. As a result, attention in the market focused on a very small number of the largest growth stocks.

The economy continues to slow, and financial markets have shown increased volatility over concern regarding the likelihood that corporate earnings will fall short of previous estimates and evidence of a global credit crunch. However, our expectation for the U.S. economy at this time is not recession, but rather that we have reached a turning point and will now see slower growth. Consumer activity, which comprises well over half the economy, continues to provide support for growth with continuing gains in job creation, income and spending. Business spending, however, is slowing down. Recession abroad is likely to reduce exports and have a flattening effect on corporate profit growth.

Overall, we believe gross domestic product is likely to grow at an annual rate of approximately 2% during the next 6 to 12 months. U.S. interest rates have fallen, reflecting slowing growth and continuing low inflation. At the time of this writing, the domestic stock market is still anticipating some additional easing by the Federal Reserve Board--an opinion with which we concur. In sum, it is our view that the underpinnings of sound equity markets remain in place, while price declines late in the Fund's fiscal year have created more opportunities for long-term investors. The Fund's portfolio continues to emphasize value opportunities in the domestic economy, including retail, entertainment and communications stocks.

Thank you for your continued confidence in Lord Abbett Affiliated Fund. We look forward to helping you achieve your financial goals in the years ahead.

*  Commencement of offering of respective Class shares.

** Total return is the percent change in net asset value, assuming the reinvestment of all distributions.

+  Not annualized.

The Income Perspective

Income Generated from $100,000 Investments: 11/1/73-10/31/98

The Affiliated
Advantage:
A history of
increasing
dividends vs.
fluctuating
income from
guaranteed CDs

Year
Ended                            Six-Month CD   Affiliated Fund
Oct. 31                           Interest(1)      Dividends(2)
---------------------------------------------------------------

1974                              $   10,420         $    4,371
1975                                   7,480              3,571
1976                                   6,060              4,595
1977                                   5,750              5,139
1978                                   8,180              5,689
1979                                  11,570              6,522
1980                                  13,280              7,836
1981                                  17,570              9,614
1982                                  14,020             10,267
1983                                   9,520             10,157
1984                                  11,270             10,721
1985                                   8,770             12,265
1986                                   7,040             13,229
1987                                   6,920             13,528
1988                                   7,910             14,531
1989                                   9,610             15,192
1990                                   8,560             14,435
1991                                   6,610             14,180
1992                                   4,000             14,423
1993                                   3,380             13,371
1994                                   4,520             12,962
1995                                   6,310             13,049
1996                                   5,630             14,350     -----------
1997                                   5,820             15,586     If capital
1998                                   5,710             15,069     gains and
                                                                    dividends
Interest/Dividend Total           $  205,910         $  274,652     had been
----------------------------------==========         ==========     reinvested,
25 Years Later                                                      the Fund's
Initial $100,000                                                    total value
Investment plus Growth            $  100,000         $  850,555     would have
----------------------------------==========         ==========     been
Total Value                       $  305,910         $1,125,207   < $2,635,079
----------------------------------==========         ==========     -----------
The Real Cost of the
CD Guarantee                                         $  819,297
===============================================================

Unlike the Fund, a CD is insured, and its rate and principal are guaranteed if held until maturity. The FDIC insures CDs up to $100,000. The CD rate is subject to change when the CD is renewed. Although CDs may offer safety on the downside, they sacrifice capital growth on the upside.

(1) Average of six-month CD rates available each period. Source: Lipper Analytical Services, Inc.
(2) Reflects the deduction of the 3.75% sales charge for Class A share investments of $100,000. Dividends were taken in cash; capital gains were reinvested.

    See Important Information on page 8.

                       Affiliated's Growth Record

                       Results Based on Fiscal Year-End October 31(1)

                       1989     1990     1991     1992     1993     1994     1995     1996     1997    1998
Growth of Capital(2)   +12.8%   -12.0%   +23.1%   + 6.3%   +14.3%   + 3.7%   +17.6%   +20.5%   +23.3%  + 8.4%
Dividend Return(3)     + 5.2    + 4.4    + 4.9    + 4.1    + 3.5    + 3.0    + 2.9    + 2.7    + 2.5   + 1.9
-------------------------------------------------------------------------------------------------------------
Total Return(4)        +18.0    - 7.6    +28.0    +10.4    +17.8    + 6.7    +20.5    +23.2    +25.8   +10.3
-------------------------------------------------------------------------------------------------------------

(1)   Class A share performance.

(2) Growth of capital reflects the reinvestment of capital gains distributions.

(3)   Dividend return reflects the reinvestment of dividends.

(4) Total return is the percent change in value with both dividends and capital gains distributions reinvested. These results are at net asset value. Net asset value purchases are available for class a share investments of $1 million or more. For performance at the Class A share maximum sales charge, as well as other information, please turn to the inside front cover and pages 4 and 8.

Affiliated's Growth Helped Protect Your Purchasing Power

In our illustration, the prices noted for 1988 and 1998 are actual costs--then and now. "Affiliated 1998" is what the 1988 amount would have grown to had it been invested in the Fund.

Investments in Affiliated Fund (up 298.6%) surpassed increases in the cost of living, which was up 36.4% in these 10 years. Protection against the erosion caused by inflation is one important way to maintain--and enhance--your lifestyle.

                     [PHOTO OMITTED]       [PHOTO OMITTED]    [PHOTO OMITTED]   [PHOTO OMITTED]       [PHOTO OMITTED]

                      One-Year Private   One-Family House(6)   U.S. Passport   First-Class Stamp   Income per Capita(7)
                    College Tuition(5)
1988                    $10,455              $112,800             $ 55              $ .25                $16,923
1998                    $18,357              $131,300             $ 60              $ .32                $26,242
-----------------------------------------------------------------------------------------------------------------------
Affiliated 1998         $41,673              $449,608             $219              $1.00                $67,453
-----------------------------------------------------------------------------------------------------------------------

      Affiliated's results reflect Class A share total return at net asset value, with all distributions reinvested for the 10 years ended 10/31/98.

      See Important Information on page 8.

(5)   Based on Consumer Price Index.

(6)   National average.

(7)   National average. 1998 figure is based on January-March figures.

      Sources: U.S. Department of Education, Statistics Bureau Section, College Board Annual Survey of Colleges; National Association of Realtors, Research Division; U.S. State Department; U.S. Postal Service; Department of Commerce, Bureau of Economic Analysis Statistics.

The Total Return Perspective

The chart below illustrates the growth of a $10,000 investment made in Affiliated Fund on 10/31/72. Even when investing right before a major stock market downturn long-term investors in Affiliated Fund did well. (Please see the chart on page 5.) The Fund's average shareholder ownership of over 15 years reflects the appeal of long-term investing.

Past performance is no indication of future results.

Growth of a $10,000 Fund Investment: 10/31/72-10/31/98(1)

A History of
Consistent
Performance

                      Value of    Cumulative Value     Cumulative            How
Year                    Shares    of Capital Gains       Value of        $10,000
Ended                Initially       Distributions     Reinvested           Grew
Oct. 31               Acquired     Taken in Shares      Dividends    Total Value
--------------------------------------------------------------------------------
1972                  $  9,417            $      0       $      0       $  9,417
1973                     9,550                 267            432         10,249
1974                     7,258                 394            762          8,414
1975                     8,993                 545          1,394         10,932
1976                    10,742                 886          2,249         13,877
1977                     9,695               1,149          2,624         13,468
1978                     9,430               1,382          3,261         14,073
1979                    10,570               2,257          4,606         17,433
1980                    12,066               3,732          6,519         22,317
1981                    10,742               4,887          7,186         22,815
1982                    11,364               6,730          9,571         27,665
1983                    13,325               9,187         13,197         35,709
1984                    12,212              11,251         14,173         37,636
1985                    12,993              14,172         17,623         44,788
1986                    15,510              21,514         24,060         61,084
1987                    13,828              24,951         24,040         62,819
1988                    12,768              31,932         25,778         70,478
1989                    13,815              37,558         31,817         83,190
1990                    11,801              34,617         30,474         76,892
1991                    13,629              45,458         39,336         98,423
1992                    13,974              50,142         44,501        108,617
1993                    14,914              61,407         51,590        127,911
1994                    14,609              67,326         54,497        136,432
1995                    15,868              84,828         63,654        164,350
1996                    17,245             111,153         74,118        202,516
1997                    19,656             145,178         89,919        254,753
1998                  $ 19,285            $168,327       $ 93,307       $280,919

      The dollar amounts of dividends and capital gains distributions reinvested in shares were $64,954 and $122,440, respectively. The initial investment plus all distributions reinvested amounted to $197,394. If dividends and capital gains distributions had been withdrawn in cash, the amounts of these payments would have been $14,234 and $19,856, respectively.

(1) Reflects the deduction of the Class A share maximum 5.75% sales charge for investments under $50,000. All distributions were reinvested.

      See Important Information on page 8.

The Total Return Perspective

We've lived through several periods of economic, political and stock market turmoil since 1972. By focusing on value investing, Affiliated Fund reduced downside volatility in periods of stock market weakness and produced returns that outpaced the S&P 500 (an unmanaged index), while outpacing guaranteed CDs and inflation.

Using the Value Method of Investing, Affiliated Fund Reduced Volatility and Produced Rewarding Gains

---------             ---------                ---------                 ---------
1972-1974             1980-1982                1986-1991                 1997-1998
---------             ---------                ---------                 ---------
The last protracted   Interest rates rose      Two corrections jolted    Difficulties in Russian
bear market;          dramatically;            the stock marekt;         and Asian markets
S&P 500 declined      Prime Rate hit 20%;      war and recession         spurred a bear-level
28.8%. Affiliated     the economy suffered     followed a year later.    correction in world
Fund held the         a recession. During      Affilitated rose 61.1%    markets. Affiliated
decline to 10.7%.     these two years,         over this period.         rose 10.3% during
                      Affiliated rose 24.0%.                             this time of trial.

Average Annual
Total Returns
Over 26 Years(1)

Affiliated: 13.7%
S&P 500:    13.4%
CDs:         8.2%
Inflation:   5.3%

                             [PLOT POINTS TO COME]

      An investor cannot invest directly in an index, such as the S&P 500. For more information on CDs, see page 2.

(1) Average annual total return at the Class A share maximum offering price from 10/31/72 through 10/31/98.

(2) Average of six-month CD rates available each period. Source: Lipper Analytical Services, Inc.

      See Important Information on page 8.

The Impact of a Disciplined Investment Plan

Perfectly timing the market is impossible because, often, opportunity can only be identified after it has already passed.

For long-term investors in Lord Abbett Affiliated Fund, the key to one successful strategy has focused on following a disciplined investment plan--not timing the market. Let's compare two hypothetical investments made over the last 20 calendar years ending December 31, 1997, where $5,000 was invested in the Fund every year. For Investment A, shares were purchased (with the benefit of hindsight) when the Dow Jones Industrial Average was at the low for each given year. Shares were purchased for Investment B on the first business day of every year.

Here's What Happened...

------------
Investment A Timing
------------

Your financial
adviser can help
you discipline
your investing
and set up a
systematic plan
you are comfort-
able with

                                                                        Account
Date of                                             Cumulative            Value
Investments                                        Investments      at Year-End
-------------------------------------------------------------------------------
2/28/78                                               $  5,000         $  5,275
11/7/79                                                 10,000           12,032
4/21/80                                                 15,000           21,345
9/25/81                                                 20,000           26,521
8/12/82                                                 25,000           39,273
1/3/83                                                  30,000           55,298
7/24/84                                                 35,000           64,741
1/4/85                                                  40,000           88,293
1/22/86                                                 45,000          114,544
10/19/87                                                50,000          123,527
1/20/88                                                 55,000          144,869
1/3/89                                                  60,000          184,947
10/11/90                                                65,000          180,640
1/9/91                                                  70,000          226,503
10/9/92                                                 75,000          259,853
1/20/93                                                 80,000          299,716
4/4/94                                                  85,000          317,187
1/30/95                                                 90,000          424,114
1/10/96                                                 95,000          515,120
4/11/97                                                100,000          650,822

Account Value on 12/31/97                                              $650,822
-----------------------------------------------------------------------========
Average Annual Total Return                                               16.2%
===============================================================================

------------
Investment B Systematic Investing
------------

                                                                        Account
Date of                                             Cumulative            Value
Investments                                        Investments      at Year-End
-------------------------------------------------------------------------------
1/2/78                                                $  5,000         $  4,876
1/2/79                                                  10,000           12,362
1/2/80                                                  15,000           21,371
1/2/81                                                  20,000           26,136
1/4/82                                                  25,000           38,225
1/3/83                                                  30,000           53,982
1/2/84                                                  35,000           62,773
1/2/85                                                  40,000           85,745
1/2/86                                                  45,000          111,300
1/2/87                                                  50,000          119,742
1/4/88                                                  55,000          140,336
1/2/89                                                  60,000          179,347
1/2/90                                                  65,000          174,448
1/2/91                                                  70,000          218,744
1/2/92                                                  75,000          251,271
1/4/93                                                  80,000          289,979
1/3/94                                                  85,000          306,834
1/2/95                                                  90,000          410,518
1/2/96                                                  95,000          489,620
1/2/97                                                 100,000          630,234

Account Value on 12/31/97                                              $630,234
-----------------------------------------------------------------------========
Average Annual Total Return                                               15.5%
===============================================================================

The disciplined investment plan (B) provided an average annual total return almost the same as the "perfect" investment scenario (A). Since determining the "perfect" time to invest without the benefit of hindsight is impossible, why not sit down with your financial adviser and set up a disciplined investment plan today?

The above illustrations assume the reinvestment of all dividends and distributions. All investments were made at the applicable Class A share maximum sales charge of 5.75% for account values up to $50,000 and at the applicable reduced sales charges thereafter under rights of accumulation. Periodic investment plans do not always return a profit and do not protect against losses in a declining market. In addition, since periodic investment plans involve continuous investment in securities regardless of fluctuating price levels, investors should consider their financial ability to continue their purchases through periods of low price levels. If held until 9/30/98 (with no additional investments made), Investment A and Investment B would have been worth $635,889 and $615,773, respectively.

For performance at the Class A share maximum sales charge, please turn to the inside front cover.

Who Owns the Fund?

Investor Profile of Lord Abbett Affiliated Fund

--------------------------------------------------------------------------------
Fiduciaries    Custodians for Minors                                      19,353
               Pension, Profit-Sharing and 401(k) Retirement Plans        17,589
               Trusts                                                     11,004
               457 Retirement and 403(b) Plans                             4,290
               Estates                                                       494
-------------------------------------------------------------------------------
Institutions   Broker-held Accounts                                       46,658
               Banks, Credit Unions and Other Financial Institutions         425
               Corporations                                                  470
               Religious, Charitable and Welfare Organizations               383
               Clubs and Fraternal Organizations                             104
               Cemeteries                                                     65
               Nursing Homes and Hospitals                                    32
               Colleges and Universities                                      34
               Government Agencies                                            27
--------------------------------------------------------------------------------
Individuals    Single and Joint Accounts                                  78,671
               IRAs                                                       53,611

Total Accounts in Affiliated on 10/31/98                                 233,210
================================================================================

A Note About Year 2000 Matters

As you probably know, the Fund depends on the proper functioning of computer systems for most, if not all, aspects of its operations. Many computer systems now in use cannot distinguish between the year 2000 (Y2K) and the year 1900, an inability that could disrupt the services provided to the Fund.

Lord Abbett, Lord Abbett Distributor llc, the Fund's transfer agent, the Fund`s custodian and other providers of services critical to the Fund have advised the Fund that they have been actively working on changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their external service providers, will be adapted in time. Although the Y2K issue is unprecedented and the process of Y2K preparedness evaluation and systems remediation is an ongoing one, we presently believe that there will be no material effect on the Fund and its financial statements.

Important Information

Bonds purchased by the Fund are subject to market fluctuations upward and downward inversely to the rise and fall of interest rates. Common stocks are also subject to market fluctuations, providing the potential for gains and the risk of loss. Performance results quoted herein reflect past performance, current sales charges (where applicable) and appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Past performance is no indication of future results. Tax consequences are not reflected. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. The Fund's sales charge structure has changed in the past. The Fund issues additional classes of shares, with distinct pricing options. For a full discussion of the differences in pricing alternatives, please refer to the Fund's current prospectus. If used as sales material after 12/31/98, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

Statement of Net Assets

October 31, 1998

                                                                                    Market
                          Investments                           Shares               Value
==========================================================================================
Investments in Securities 97.65%
==========================================================================================
Common Stocks and Convertible Securities 97.65%
==========================================================================================
Agricultural Equipment
1.87%                     Deere & Co.+                       4,500,000      $  159,187,500
----------------------------------------------------------------------------==============
Agricultural Products     Pioneer Hi-Bred
 .39%                      International, Inc.+               1,200,000          33,600,000
----------------------------------------------------------------------------==============
Apparel .98%              VF Corp.                           2,003,300          83,762,981
----------------------------------------------------------------------------==============
Automobiles 2.37%         Ford Motor Company                 1,750,000          94,937,500

                          General Motors Corp.               1,700,000         107,206,250

                          Total                                                202,143,750
----------------------------------------------------------------------------==============
Banks: Money              Chase Manhattan Corp.              2,250,000         127,828,125
Center 2.88%
                          Citigroup                          2,500,000         117,656,250

                          Total                                                245,484,375
----------------------------------------------------------------------------==============
Banks: Regional           Bank One Corp.+                    1,623,807          79,363,567
6.35%
                          BankAmerica Corp.                  1,600,000          91,900,000

                          Comerica Inc.                        700,000          45,150,000

                          First Union Corp.                  2,004,400         116,255,200

                          Mellon Bank Corp.                  1,600,000          96,200,000

                          Washington Mutual Inc.+            3,000,000         112,312,500

                          Total                                                541,181,267
----------------------------------------------------------------------------==============
Brokers 1.52%             Morgan Stanley,
                          Dean Witter,
                          Discover & Co.                     2,000,000         129,500,000
----------------------------------------------------------------------------==============
Chemicals 1.56%           Dow Chemical Co.+                    500,000          46,812,500

                          DuPont (E.I.)
                          DeNemours Co.+                     1,500,000          86,250,000

                          Total                                                133,062,500
----------------------------------------------------------------------------==============
Communications
Equipment .47%            Lucent Technologies Inc.+            500,000          40,093,750
----------------------------------------------------------------------------==============
Computer:                 Hewlett-Packard Co.                1,000,000          60,187,500
Hardware 6.04%
                          International Business
                          Machines Corp.                     2,000,000         296,875,000

                          Sun Microsystems Inc.+*            2,700,000         157,275,000

                          Total                                                514,337,500
                          --------------------------------------------------==============

Statement of Net Assets

October 31, 1998

                                                             Shares or
                                                             Principal              Market
                          Investments                           Amount               Value
==========================================================================================
Computer:                 EMC Corp./Mass+                    1,600,000      $  103,000,000
Peripherals 2.65%
                          EMC Corp.
                          Conv. Sub. Notes
                          3/1/4/2002**                         15,000M          43,586,719

                          Seagate Technology Inc.*           3,000,000          79,125,000

                          Total                                                225,711,719
----------------------------------------------------------------------------==============
Containers .47%           Owens-Illinois Inc.
                          Conv. Pfd. 4.750%                  1,000,000          40,125,000
----------------------------------------------------------------------------==============
Drugs/Health Care         American Home
Products 4.86%            Products Corp.                     3,000,000         146,250,000

                          Pharmacia & Upjohn Inc.            2,750,000         145,578,125

                          SmithKline Beecham plc ADR         1,000,000          63,750,000

                          Warner-Lambert Co.                   750,000          58,781,250

                          Total                                                414,359,375
----------------------------------------------------------------------------==============
Electric Power            Allegheny Energy Inc.              1,500,000          46,125,000
7.95%
                          Baltimore Gas & Electric Co.       1,000,000          31,375,000

                          Carolina Power
                          & Light Co.+                       3,000,000         137,625,000

                          Duke Energy Corp.                  2,500,000         161,718,750

                          Florida Progress Corp.             3,000,000         125,812,500

                          FPL Group+                         1,500,000          93,843,750

                          Houston Inds Inc.+
                          $3.22 Conv. Pfd. into
                          Time-Warner Inc.                   1,000,000          81,062,500

                          Total                                                677,562,500
----------------------------------------------------------------------------==============
Electrical Equipment      CBS Corp.                          3,500,000          97,781,250
4.05%
                          Emerson Electric Co.+              3,750,000         247,500,000

                          Total                                                345,281,250
----------------------------------------------------------------------------==============
Electronics:
Semiconductors
1.28%                     Texas Instruments, Inc.+           1,700,000         108,693,750
----------------------------------------------------------------------------==============
Food 5.14%                Best Foods+                        2,200,000         119,900,000

                          ConAgra Inc.+                      2,000,000          60,875,000

                          Heinz H.J. Co.                     2,250,000         130,781,250

                          Ralston Purina Co.+                2,000,000          66,750,000

Statement of Net Assets

October 31, 1998

                                                                                    Market
                          Investments                           Shares               Value
==========================================================================================
                          Sara Lee Corp.+                    1,000,000      $   59,687,500

                          Total                                                437,993,750
----------------------------------------------------------------------------==============
Health-Care
Products 1.76%            Baxter International Inc.+         2,500,000         149,843,750
----------------------------------------------------------------------------==============
Health-Care               Aetna Inc.+
Services 1.26%            $4.758 Conv. Pfd.                  1,500,000         107,250,000
----------------------------------------------------------------------------==============
Household Products .71%   Fort James Corp.                   1,500,000          60,468,750
----------------------------------------------------------------------------==============
Insurance:                American General Corporation       3,000,000         205,500,000
Life 4.53%
                          Jefferson-Pilot Corp.              1,250,000          75,937,500

                          Transamerica Corp.                 1,001,550         104,161,200

                          Total                                                385,598,700
----------------------------------------------------------------------------==============
Insurance:                Chubb Corp.+                       2,000,000         123,000,000
Property and Casualty
3.91%                     Cigna Corp.                        1,000,000          72,937,500

                          Providian Financial Corp.+           800,000          63,500,000

                          Progressive Corporation+             500,000          73,625,000

                          Total                                                333,062,500
----------------------------------------------------------------------------==============
Miscellaneous             Fortune Brands Inc.                1,500,000          49,593,750
1.28%
                          Textron, Inc.                        800,000          59,500,000

                          Total                                                109,093,750
----------------------------------------------------------------------------==============
Natural Gas:              Consolidated
Pipelines .50%            Natural Gas Co.                      800,000          42,250,000
----------------------------------------------------------------------------==============
Oil: Domestic             Occidental
Integrated .75%           Petroleum Corp.                    3,200,000          63,600,000
----------------------------------------------------------------------------==============
Oil: International        British Petroleum
Integrated 7.18%          Co. plc ADR+                       1,750,000         154,765,625

                          Chevron Corp.                      1,000,000          81,500,000

                          Exxon Corp.                        1,300,000          92,625,000

                          Mobil Corp.                        2,500,000         189,218,750

                          Total S.A. ADR+                    1,600,000          93,600,000

                          Total                                                611,709,375
----------------------------------------------------------------------------==============
Paper and Forest          Bowater Inc.+                      1,502,500          61,320,781
Products 1.67%
                          Champion International Corp.       1,500,000          47,906,250

                          Georgia Pacific Timber Group       1,500,000          33,281,250

                          Total                                                142,508,281
----------------------------------------------------------------------------==============
Photographic 1.82%        Eastman Kodak Co.                  2,000,000         155,000,000
----------------------------------------------------------------------------==============
Printing and              Dow Jones & Co., Inc.+             2,500,000         114,531,250
Publishing 1.89%
                          Time-Warner Inc.                     500,000          46,406,250

                          Total                                                160,937,500
----------------------------------------------------------------------------==============
Retail: Department        May Department Stores Co.          2,800,000         170,800,000
and Merchandise
4.84%                     Wal-Mart Stores Inc.+              3,500,000         241,500,000

                          Total                                                412,300,000
----------------------------------------------------------------------------==============
Telephone:                AT&T Corp.+                        4,200,000         261,450,000
Long Distance             MCI WorldCom Inc.+*                2,500,000         138,125,000
4.69%                     Total                                                399,575,000
                          --------------------------------------------------==============

                                                             Shares or
                                                             Principal              Market
                          Investments                           Amount               Value
==========================================================================================
Telephone:                Alltel Corp.                       2,000,000   $      93,625,000
Regional 5.45%            Bell Atlantic Corp.+               3,500,000         185,937,500
                          SBC Communications Inc.+           4,000,000         185,250,000
                          Total                                                464,812,500
----------------------------------------------------------------------------==============

Tobacco 2.58%             Gallaher Group
                          plc ADR                            1,500,000          40,875,000

                          Philip Morris
                          Companies Inc.                     3,500,000         178,937,500
                          Total                                                219,812,500
----------------------------------------------------------------------------==============

Waste Management          Browning-Ferris
2.00%                     Industries Inc.                    1,000,000          35,437,500
                          Waste Management Inc.+             3,000,000         135,375,000
                          Total                                                170,812,500
                          --------------------------------------------------==============

                          Total Investments in
                          Common Stocks and
                          Convertible Securities
                          (Cost $6,163,323,959)                              8,320,716,073
==========================================================================================
Other Assets, Less Liabilities 2.35%
==========================================================================================

Short-term                American Express
Investments               Credit Corp.
                          5.40% due 11/2/1998                  39,170M          39,170,000

                          American General
                          Finance Corp.
                          5.67% due 11/2/1998                 100,000M         100,000,000

                          UST Inc.
                          5.70% due 11/2/1998                  38,830M          38,811,556
                          Total                                                177,981,556
                          --------------------------------------------------==============

                          Other (See Note 5)                                   630,617,812
                          --------------------------------------------------==============

                          Total Short-term Investments
                          (Cost $808,599,368)                                  808,599,368
----------------------------------------------------------------------------==============

Cash                                                                             6,142,894
----------------------------------------------------------------------------==============

Receivable for:           Dividends and interest                                15,739,941

                          Securities sold                                        8,448,379

                          Capital stock sold                                     6,472,113

                          Other                                                     63,283

                          Total Other Assets                                    30,723,716
----------------------------------------------------------------------------==============

Payable for:              Accrued liabilities                                    7,738,809

                          Capital stock reacquired                               4,052,120

                          Securities purchased                                   3,170,096

                          Total                                                 14,961,025
----------------------------------------------------------------------------==============

Other Liabilities (See Note 5)                                                 630,617,812

                          Total Liabilities                                    645,578,837
----------------------------------------------------------------------------==============

                          Total Other Assets,
                          Less Liabilities                                     199,887,141
==========================================================================================

Net Assets 100.00%                                                          $8,520,603,214
==========================================================================================

Statement of Net Assets

October 31, 1998

================================================================================
Class A Shares-Net asset value
($8,051,341,693 / 553,107,254
shares outstanding)                                                       $14.56

Maximum offering price                                                    $15.45

Class B Shares-Net asset value
($315,695,493 / 21,684,669
shares outstanding)                                                       $14.56

Class C Shares-Net asset value
($120,452,746 / 8,272,808
shares outstanding)                                                       $14.56

Class P Shares-Net asset value
($1,811,417 / 124,651
shares outstanding)                                                       $14.53

Class Y Shares-Net asset value
($31,301,865 / 2,148,501
shares outstanding)                                                       $14.57

+     Securities (or a portion of securities) on loan. See Note 5.
*     Non-income producing security.
**    Restricted security under Rule 144A.

      See Notes to Financial Statements.

Portfolio Changes

Issues added to or eliminated from the portfolio (exclusive of U.S. Government obligations and short-term investments) during the six months ended October 31, 1998.

Additions

Alltel Corp.
Browning Ferris Industries Inc.
CBS Inc.
Champion International Corp.
Citigroup
Columbia/HCA Healthcare
Compaq Computer
First Data Corp.
Ford Motor Company
Mellon Bank Corp.
Merck & Co., Inc.
Owens-Illinois Inc. (Conv. Pfd. 4.750%)
Pharmacia & Upjohn Inc.
Philip Morris Inc.
Seagate Technology Inc.
Texas Instruments, Inc.
Time-Warner Inc.
--------------------------------------------------------------------------------

Eliminations

Allstate Corp.
Archer-Daniels-Midland Co.
BankBoston, N.A.
Bankers Trust NY Corp.
Cinergy Corp.
Columbia/HCA Healthcare
Compaq Computer
Corning Inc.
Crown Cork & Seal Inc.
Delta Air Lines Inc.
ENI ADS
First Data Corp.
Georgia-Pacific Corp.
International Flavor & Fragrance
Kimberly Clark Corp.
Liz Claiborne, Inc.
Lyondell Petrochemical Co.
Merck & Co., Inc.
Penney, J.C. Co., Inc.
Rohm & Haas Co.
St. Paul Companies Inc.
Seagate Technology Inc.
Sonat Inc.
Toys R Us Inc.
United Healthcare Corp.
US Airways Group Inc.
Whirlpool Corp.

Statement of Operations

Investment Income                                          Year Ended October 31, 1998
======================================================================================
Income     Dividends                                   $  174,079,849
           Interest                                        17,181,702
           Total income                                                   $191,261,551
           ---------------------------------------------------------------------------
Expenses   Management fee                                  26,317,934
           12b-1 distribution plan--Class A                18,728,615
           12b-1 distribution plan--Class B                 2,476,427
           12b-1 distribution plan--Class C                   939,042
           12b-1 distribution plan--Class P                       744
           Shareholder servicing                            6,417,012
           Reports to shareholders                            636,889
           Registration                                       347,470
           Professional                                       270,218
           Directors' fees                                    238,112
           Other                                              343,087
                                                       --------------
           Total expenses before reductions                56,715,550
           Expense reductions                              (1,013,650)     55,701,900
                                                       -------------------------------
           Net investment income                                           135,559,651
           ---------------------------------------------------------------------------
Realized and Unrealized Gain on Investments
======================================================================================
Realized gain from investment transactions
           Proceeds from sales                          5,247,379,855
           Cost of securities sold                      4,691,005,960
           ---------------------------------------------------------------------------
           Net realized gain                              556,373,895
           ---------------------------------------------------------------------------
Unrealized appreciation of investments                     78,452,439
--------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                            634,826,334
--------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                      $770,385,985
======================================================================================

           See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                                       Year Ended October 31,
Increase (Decrease) in Net Assets                                                                    1998                1997
=============================================================================================================================
Operations   Net investment income                                                         $   135,559,651    $   151,565,568
             Net realized gain from investment transactions                                    556,373,895        728,137,697
             Net unrealized appreciation of investments                                         78,452,439        682,759,831
             ----------------------------------------------------------------------------------------------------------------
             Net increase in net assets resulting from operations                              770,385,985      1,562,463,096
             ----------------------------------------------------------------------------------------------------------------
Undistributed net investment income included in price of share transactions                         40,491             46,074
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
             Class A                                                                          (143,194,800)      (147,797,223)
             Class B                                                                            (2,266,183)          (866,777)
             Class C                                                                              (863,613)          (355,394)
             Class P                                                                               (19,753)                --
             Class Y                                                                              (172,653)                --
             ----------------------------------------------------------------------------------------------------------------
             Total                                                                            (146,517,002)      (149,019,394)
             ----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gain from investment transactions:
             Class A                                                                          (701,757,786)      (480,477,970)
             Class B                                                                           (14,611,561)        (1,534,145)
             Class C                                                                            (5,544,532)          (638,747)
             ----------------------------------------------------------------------------------------------------------------
             Total                                                                            (721,913,879)      (482,650,862)
             ----------------------------------------------------------------------------------------------------------------
             Total distributions                                                              (868,430,881)      (631,670,256)
             ----------------------------------------------------------------------------------------------------------------
Capital share transactions:
             Net proceeds from sale of shares                                                  930,460,852        756,660,354
             Net asset value of shares issued in reinvestment of net investment income
             and realized gain from investment transactions                                    704,773,197        502,763,678
             ----------------------------------------------------------------------------------------------------------------
             Total                                                                           1,635,234,049      1,259,424,032
             ----------------------------------------------------------------------------------------------------------------
             Cost of shares reacquired                                                        (714,380,526)      (593,173,986)
             ----------------------------------------------------------------------------------------------------------------
             Increase in net assets derived from capital share transactions                    920,853,523        666,250,046
             ----------------------------------------------------------------------------------------------------------------
Increase in net assets                                                                         822,849,118      1,597,088,960
-----------------------------------------------------------------------------------------------------------------------------
Net Assets
             Beginning of period                                                             7,697,754,096      6,100,665,136
             ----------------------------------------------------------------------------------------------------------------
             End of period (including undistributed net investment income of $28,029,457
             and $27,965,329, respectively)                                                $ 8,520,603,214    $ 7,697,754,096
             ================================================================================================================

             See Notes to Financial Statements.

Financial Highlights

                                                                                                  Class A Shares
                                                        ---------------------------------------------------------
                                                                                          Year Ended October 31,
Per Share Operating Performance:                          1998          1997          1996       1995       1994
=================================================================================================================
Net asset value, beginning of year                      $14.84        $13.02        $11.98     $11.03     $11.26
-----------------------------------------------------------------------------------------------------------------
   Income from investment operations
   Net investment income                                   .24           .30           .30        .32        .31
   Net realized and unrealized gain on investments        1.14          2.85          2.23       1.70        .38
   Total from investment operations                       1.38          3.15          2.53       2.02        .69
   --------------------------------------------------------------------------------------------------------------
   Distributions
   Dividends from net investment income                   (.27)         (.30)         (.30)      (.30)      (.32)
   Distributions from net realized gain                  (1.39)        (1.03)        (1.19)      (.77)      (.60)
   --------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $14.56        $14.84        $13.02     $11.98     $11.03
-----------------------------------------------------------------------------------------------------------------
Total Return(a)                                          10.27%        25.80%        23.23%     20.46%      6.66%
================================================================================================================
   Ratios to Average Net Assets:
   Expenses(b)                                            0.63%         0.65%         0.66%      0.63%      0.63%
   Net investment income                                  1.64%         2.15%         2.61%      2.90%      2.91%
   =============================================================================================================

                                                                          Class B Shares                          Class C Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Year  Ended    8/1/1996(c)               Year Ended      8/1/96(c)
                                                                 October 31,          to                 October 31,          to
Per Share Operating Performance:                          1998          1997    10/31/96          1998          1997    10/31/96
====================================================================================================================================
Net asset value, beginning of period                    $14.84        $13.03      $11.88        $14.84        $13.02      $11.88
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations
   Net investment income                                   .14           .20         .060          .14           .22         .062
   Net realized and unrealized gain on investments        1.12          2.84        1.142         1.12          2.83        1.130
   Total from investment operations                       1.26          3.04        1.202         1.26          3.05        1.192
   ---------------------------------------------------------------------------------------------------------------------------------
   Distributions
   Dividends from net investment income                   (.15)         (.20)       (.052)        (.15)         (.20)       (.052)
   Distributions from net realized gain                  (1.39)        (1.03)          --        (1.39)        (1.03)          --
   ---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $14.56        $14.84      $13.03        $14.56        $14.84      $13.02
------------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                           9.41%        24.78%      10.15%(d)      9.41%        24.88%      10.07%(d)
====================================================================================================================================
   Ratios to Average Net Assets:
   Expenses(b)                                            1.38%         1.42%       0.34%(d)      1.40%         1.34%       0.33%(d)
   Net investment income                                  0.87%         1.19%       0.27%(d)      0.85%         1.28%       0.25%(d)
   =================================================================================================================================

                                                       Class P Shares     Class Y Shares
                                                       -----------------  -----------------
                                                              12/8/97(c)         3/27/98(c)
Per Share Operating Performance:                          to 10/31/98        to 10/31/98
========================================================================  =================
Net asset value, beginning of period                           $14.24             $15.44
------------------------------------------------------------------------  -----------------
   Income from investment operations
   Net investment income                                          .18                .15
   Net realized and unrealized gain (loss) on investments         .27               (.89)
   Total from investment operations                               .45               (.74)
   ---------------------------------------------------------------------  -----------------
   Distributions
   Dividends from net investment income                          (.16)              (.13)
   ---------------------------------------------------------------------  -----------------
Net asset value, end of period                                 $14.53             $14.57
------------------------------------------------------------------------  -----------------
Total Return(a)(d)                                               3.21%             (4.77)%
===========================================================================================
   Ratios to Average Net Assets:
   Expenses(d)                                                   0.76%              0.24%
   Net investment income(d)                                      1.21%              1.03%
   ========================================================================================

                                                                                             Year Ended October 31,
Supplemental Data for All Classes:         1998             1997             1996             1995             1994
====================================================================================================================
   Net assets, end of period (000)   $8,520,603       $7,697,754       $6,100,665       $4,964,525       $4,229,586
   Portfolio turnover rate                56.49%           46.41%           47.06%           53.84%           51.48%
   =================================================================================================================

(a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(b) The ratios for 1997 and 1998 include expenses paid through an expense offset arrangement.
(c)   Commencement of offering respective class shares.
(d)   Not annualized.

      See Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies

Lord Abbett Affiliated Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies consistently followed by the Company:

(a) Market value is determined as follows: Securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Company's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors.

(b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no federal income tax provision is required.

(c) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Realized gains and losses from security transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Net investment income (other than class-specific expenses such as distribution and service fees) and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) A portion of the proceeds from sales and costs of repurchases of capital shares, equivalent to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed income. Undistributed net investment income per share thus is unaffected by sales or repurchases of shares.

2. Management Fee and Other Transactions with Affiliates

The Company has a management agreement with Lord, Abbett & Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and the supervision of the Company's investment portfolio. The management fee is based on average daily net assets at the following annual rates: 1/2 of 1% on the first $200 million; 2/5 of 1% on the next $300 million; 3/8 of 1% on the next $200 million; 7/20 of 1% on the next $200 million and 3/10 of 1% on the excess over $900 million.

The Company has Rule 12b-1 plans and agreements (the "Class A, Class B, Class C and Class P Plans") with Lord Abbett Distributor llc ("Distributor"), an affiliate of Lord Abbett. The Company makes payments to Distributor which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, the Company pays Distributor (1) an annual service fee of 0.15% of the average daily net asset value of shares sold prior to June 1, 1990 and 0.25% of the average daily net asset value of shares sold on or after that date, (2) a one-time distribution fee of up to 1% on certain qualifying purchases and (3) a supplemental annual distribution fee of 0.10% of the average daily net assets of Class A shares serviced by certain qualifying institutions. Pursuant to the Class B Plan, the Company pays Distributor an annual service and distribution fee of 0.25% and 0.75%, respectively, of the average daily net asset value of the Class B shares. Pursuant to the Class C Plan, the Company pays Distributor
(1) a service fee and a distribution fee, at the time such shares are sold, not to exceed 0.25% and 0.75%, respectively, of the net asset value of such shares sold and (2) at each quarter-end after the first anniversary of the sale of such shares, a service fee and a distribution fee at an annual rate not to exceed 0.25% and 0.75%, respectively, of the average annual net asset value of such shares outstanding. Pursuant to the Class P Plan, the Company pays Distributor an annual service and distribution fee of 0.20% and 0.25%, respectively, of the average daily net asset value of the Class P shares. Class Y does not have a Plan.

Distributor received $3,002,258 representing payment of commissions on sales of Class A shares after deducting $18,696,650 allowed to authorized distributors as concessions. Certain of the Company's officers and directors have an interest in Lord Abbett.

3. Distributions

Dividends from net investment income are declared quarterly. Net realized gain from investment transactions is distributed to shareholders annually. Accumulated undistributed net realized gain at October 31, 1998 for financial reporting purposes aggregated $553,636,709. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gains amounts in accordance with generally accepted accounting principles.

Distributions declared on November 18, 1998 and payable on November 25, 1998 to shareholders of record as of November 18, 1998 were as follows:


                                            Rate Per                  Aggregate
Net Investment Income                          Share                     Amount
--------------------------------------------------------------------------------
Class A                                       $0.060                $33,134,776
Class B                                        0.030                    658,551
Class C                                        0.030                    251,448
Class P                                        0.051                      6,324
Class Y                                        0.068                    154,274
--------------------------------------------------------------------------------

                                            Rate Per                  Aggregate
Capital Gains                                  Share                     Amount
--------------------------------------------------------------------------------
Class A                                        $0.95               $524,633,950
Class B                                         0.95                 20,854,111
Class C                                         0.95                  7,962,532
Class P                                         0.95                    117,803
Class Y                                         0.95                  2,155,299
--------------------------------------------------------------------------------

4. Capital

The Company has authorized 1,150 million shares of $.001 par value capital stock designated Class A, 100 million shares of $.001 par value capital stock designated Class B, 100 million shares of $.001 par value capital stock designated Class C, 75 million shares of $.001 par value capital stock designated Class P and 75 million shares of $.001 par value capital stock designated Class Y. Paid in capital amounted to $5,781,544,934 at October 31, 1998. Transactions in shares of capital stock were as follows:

Notes to Financial Statements

                                                                                Year Ended
                                      October 31, 1998                    October 31, 1997
                       -------------------------------------------------------------------
Class A                     Shares              Amount           Shares             Amount
------------------------------------------------------------------------------------------
Sales of shares         44,496,423      $  647,321,212       41,249,386      $ 575,438,146

Shares issued to
shareholders in
reinvestment of net
investment income
and realized gain
from investment
transactions            50,482,142         682,391,630       38,407,350        499,579,938

Total                   94,978,565       1,329,712,842       79,656,736      1,075,018,084
------------------------------------------------------------------------------------------
Shares reacquired      (46,371,906)       (672,172,411)     (41,932,725)      (584,724,363)

Increase                48,606,659      $  657,540,431       37,724,011      $ 490,293,721
------------------------------------------------------------------------------------------

                                                                                Year Ended
                                       October 31, 1998                   October 31, 1997
                          ----------------------------------------------------------------
Class B                        Shares            Amount           Shares            Amount
------------------------------------------------------------------------------------------
Sales of shares            12,095,054      $176,522,488        9,261,683      $131,415,142

Shares issued to
shareholders in
reinvestment of net
investment income
and realized gain
from investment
transactions                1,191,014        16,111,114          169,389         2,251,936

Total                      13,286,068       192,633,602        9,431,072       133,667,078
------------------------------------------------------------------------------------------
Shares reacquired          (1,852,596)      (26,707,944)        (353,069)       (5,141,805)

Increase                   11,433,472      $165,925,658        9,078,003      $128,525,273
------------------------------------------------------------------------------------------

                                                                                Year Ended
                                       October 31, 1998                   October 31, 1997
                           ---------------------------------------------------------------
Class C                        Shares            Amount           Shares            Amount
------------------------------------------------------------------------------------------
Sales of shares             4,987,808      $ 72,979,231        3,536,298       $49,807,066

Shares issued to
shareholders in
reinvestment of net
investment income
and realized gain
from investment
transactions                  449,243         6,084,002           70,220           931,804

Total                       5,437,051        79,063,233        3,606,518        50,738,870
------------------------------------------------------------------------------------------
Shares reacquired          (1,074,218)      (15,311,549)        (229,278)       (3,307,818)

Increase                    4,362,833      $ 63,751,684        3,377,240       $47,431,052
------------------------------------------------------------------------------------------


                                                               December 8, 1997
                                                                  (Commencement
                                                                    of Offering
                                                             Class P Shares) to
                                                               October 31, 1998
                                                      --------------------------
Class P                                                Shares            Amount
--------------------------------------------------------------------------------

Sales of shares                                       136,502        $1,953,673

Shares issued to
shareholders in
reinvestment of net
investment income
and realized gain
from investment
transactions                                            1,376            19,466

Total                                                 137,878         1,973,139
--------------------------------------------------------------------------------
Shares reacquired                                     (13,227)         (188,622)

Increase                                              124,651        $1,784,517
--------------------------------------------------------------------------------

                                                                 March 27, 1998
                                                                  (Commencement
                                                                    of Offering
                                                             Class Y Shares) to
                                                               October 31, 1998
                                                    ----------------------------
Class Y                                                Shares            Amount
--------------------------------------------------------------------------------
Sales of shares                                     2,136,585       $31,684,248

Shares issued to
shareholders in
reinvestment of net
investment income
and realized gain
from investment
transactions                                           11,916           166,985

Total                                               2,148,501        31,851,233
--------------------------------------------------------------------------------
Increase                                            2,148,501       $31,851,233
--------------------------------------------------------------------------------

5. Portfolio Securities

The Company loans its portfolio securities to brokers to generate additional revenue to the Fund. As of October 31, 1998, the market value of securities on loan to brokers was $617,406,045, for which the Company has obtained collateral aggregating $629,754,166, consisting of cash and U.S. Treasury securities.

Purchases and sales of investment securities (other than U.S. Government obligations and short-term securities) aggregated $5,363,761,515 and $4,973,841,028, respectively.

As of October 31, 1998, unrealized appreciation based on cost for federal income tax purposes aggregated $2,157,392,114, of which $2,261,537,095 related to appreciated securities and $104,144,981 related to depreciated securities. The cost of investments for federal income tax purposes is substantially the same as that used for financial reporting purposes.

6. Directors' Remuneration

The Directors of the Company associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all funds in the Lord Abbett group based on the net assets of each fund. Directors' fees payable at October 31, 1998 were $2,022,482.

7. Expense Reduction

The Company has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Company's expenses.

8. Line of Credit

The Company, along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is 0.05% per annum. There were no loans outstanding pursuant to this Facility at October 31, 1998, nor was the Facility utilized at any time during the year.

Independent Auditors' Report

The Board of Directors and Shareholders,
Lord Abbett  Affiliated Fund, Inc.:

We have audited the accompanying statement of net assets of Lord Abbett Affiliated Fund, Inc. as of October 31, 1998, the related statement of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Lord Abbett Affiliated Fund, Inc. at October 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective periods presented in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
New York, New York
December 11, 1998

1998 Tax Information

In early 1999, shareholders of Lord Abbett Affiliated Fund will receive information which must be included in each shareholder's federal income tax return. In accordance with the regulations of the U.S. Treasury Department, this information must be reported by the Fund to the Internal Revenue Service.

100% of the Fund's ordinary dividends for the fiscal year ended October 31, 1998 qualify for the dividend-received deduction available to corporate shareholders in accordance with Section 243 of the Internal Revenue Code.

Distribution of Net Realized Securities Gains

Federal Tax Information. A distribution of $.95 a share from net realized securities gains in the fiscal year ended October 31, 1998 was paid on November 25, 1998. This distribution should be reported as realized long-term gain.

If a shareholder receives shares of stock in payment of the special distribution, the stock should be assigned a "cost" of $14.20, $14.23 and $14.23 a share for Class A, B and C shares, respectively, for federal income tax purposes. The cost basis of the shares on which the distribution is received is not affected.

State Tax Information. The treatment of the distribution for state income tax purposes varies with the tax laws and regulations of the various states. It is suggested that you consult your local tax adviser for information relating to the taxes which may be imposed by the laws of your state.

Lord Abbett Affiliated Fund, Inc.
New York, New York

Copyright (C) 1998 by Lord Abbett Affiliated Fund, Inc., 767 Fifth Avenue, New York, NY 10153-0203

This publication, when not used for the general information of shareholders of Lord Abbett Affiliated Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning the Fund's investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass.

All rights reserved. Printed in the U.S.A.

  Our Management

  Board of Directors

  Robert S. Dow
  E. Thayer Bigelow*+
  William H.T. Bush*
  Robert B. Calhoun, Jr.*
  Stewart S. Dixon*
  John C. Jansing*
  C. Alan MacDonald*+
  Hansel B. Millican, Jr.*
  Thomas J. Neff*+

* Outside Director

+ Audit Committee

  Officers

  Robert S. Dow, Chairman and President
  W. Thomas Hudson, Jr., Executive Vice
  President and Portfolio Manager
  Paul A. Hilstad, Vice President
  and Secretary
  Daniel E. Carper, Vice President
  Robert G. Morris, Vice President
  John J. Walsh, Vice President
  Lawrence H. Kaplan, Vice President
  and Assistant Secretary
  Thomas F. Konop, Vice President
  and Assistant Secretary
  A. Edward Oberhaus III, Vice President
  Keith F. O'Connor, Vice President
  Donna McManus, Treasurer
  Joseph Van Dyke, Assistant Treasurer
  Lydia Guzman, Assistant Secretary
  Robert M. Hickey, Assistant Secretary

  Investment Manager and
  Underwriter

  Lord, Abbett & Co. and
  Lord Abbett Distributor LLC

  The General Motors Building
  767 Fifth Avenue
  New York, NY 10153-0203
  212-848-1800

  Custodian

  The Bank of New York
  New York, NY

  Transfer Agent

  United Missouri Bank of
  Kansas City, N.A.

  Shareholder Servicing Agent

  DST Systems, Inc.
  P.O. Box 419100
  Kansas City, MO 64141
  800-821-5129

  Auditors

  Deloitte & Touche LLP
  New York, NY

  Counsel

  Debevoise & Plimpton
  New York, NY

Lord, Abbett & Co.

Portfolio
Manager
     Profile

[PHOTO OMITTED]

W. Thomas Hudson, Jr.
Partner and Portfolio Manager
Lord Abbett Affiliated Fund

W. Thomas Hudson, Jr., Partner and Portfolio Manager of Lord Abbett Affiliated Fund, joined the Firm in 1982, and has over 32 years of professional experience in the financial services industry. During his tenure with Lord Abbett, Mr. Hudson has served as Director of Research, Portfolio Manager of the COVA Variable Annuity Growth and Income Portfolio and Portfolio Manager of the American Skandia Lord Abbett Growth and Income Portfolio.

Mr. Hudson holds a BS in Finance and Accounting from St. Mary's College in California.

About Your
Fund's
   Board of
   Directors

The Securities and Exchange Commission (SEC) views the role of the independent Board of Directors as one of the most important components in overseeing a mutual fund. The Board of Directors watches over your Fund's general operations and represents your interests. Board members review and approve every contract between your Fund and Lord, Abbett & Co. (the Fund's investment manager) and Lord Abbett Distributor llc (the Fund's underwriter). They meet regularly to review a wide variety of information and issues regarding your Fund. Every member of the Board possesses extensive business experience. Lord Abbett Affiliated Fund's shareholders are indeed fortunate to have a group of independent directors with diverse backgrounds to provide a variety of viewpoints in the oversight of their Fund. Below, we feature one of our independent directors, Robert B. Calhoun, Jr.

Robert B. Calhoun, Jr.
Director--Lord Abbett
Affiliated Fund

[PHOTO OMITTED]

Mr. Calhoun is a graduate of Princeton University with over 35 years of Wall Street experience. He is a Managing Partner and co-founder of Monitor Clipper Partners and The Clipper Group, both private equity investment firms. Previously, Mr. Calhoun spent over 25 years in Credit Suisse First Boston`s Investment Banking Department.

Mr. Calhoun became a director of Lord Abbett's funds in 1998. He also currently serves on the boards of David`s Bridal, Interstate Bakeries, Hvide Marine, TravelCenters of America and Long John Silver`s Inc.

    Investing in the

Lord Abbett

        Family of Funds

------------------------------------------------------------------------------------------------------------------------------------
GROWTH
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              INCOME
------------------------------------------------------------------------------------------------------------------------------------
Aggressive      Growth Funds       Growth &            Balanced Fund       Income Funds            Tax-Free          Money
Growth Fund                        Income Funds                                                    Income Funds      Market Fund

Developing      Alpha Series       Affiliated Fund     Balanced Series     Bond-Debenture          o National        U.S. Government
Growth Fund                                                                Fund                    o California      Securities
                Global Fund-       Growth &                                                        o Connecticut     Money Market
                Equity Series      Income Series                           Global Fund-            o Florida         Fund**+
                                                                           Income Series           o Georgia
                Growth             Research Fund-                                                  o Hawaii
                Opportunities      Large-Cap                               High Yield Fund         o Michigan
                Fund               Series                                                          o Minnesota
                                                                           Limited Duration        o Missouri
                International                                              U.S. Government         o New Jersey
                Series                                                     Securities Series**     o New York
                                                                                                   o Pennsylvania
                Mid-Cap                                                    U.S. Government         o Texas
                Value Fund                                                 Securities Series**     o Washington

                Research Fund-                                             World Bond-
                Small-Cap                                                  Debenture Series
                Series*

Finding the right mutual fund can be confusing. At Lord, Abbett & Co., we believe your investment professional provides value in helping you identify and understand your investment objectives and, ultimately, offering fund recommendations suitable for your individual needs.

This publication, when used as sales literature, is to be distributed only if preceded or accompanied by a current prospectus for Lord Abbett Affiliated Fund.

For more complete information about any other Lord Abbett fund, including charges and expenses, call your investment professional or Lord Abbett Distributor llc at 800-874-3733 for a prospectus. Read it carefully before investing.

When you invest in a family of funds, you benefit from:

Diversification. You and your investment professional can diversify your investments between equity and income funds.

Flexibility. As your investment goals change, your investment professional can help you reallocate your portfolio.

As an investor in the Lord Abbett Family of Funds, you have access to 32 portfolios designed to meet a variety of investment needs. While you may reallocate your assets among our funds at any time, we recommend speaking with your invest-ment professional to help you customize your investment plan.

Numbers to Keep Handy

For Shareholder Account or Statement Inquiries: 800-821-5129

For Literature Only: 800-874-3733

For More Information: 800-462-1130

Visit Our Web Site:

http://www.lordabbett.com

*  The Lord Abbett Research Fund-Small-Cap Series is closed to new investors.

** An investment in this Fund is neither insured nor guaranteed by the U.S.
   Government.

+ An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This Fund is managed to maintain, and has maintained its stable $1.00 price per share.

--------------------------------------------------------------------------------

[LOGO](R) LORD, ABBETT & CO.
          Investment Management
A Tradition of Performance Through Disciplined Investing

Lord Abbett mutual fund shares are distributed by:

LORD ABBETT DISTRIBUTOR LLC
------------------------------------------------------------          LAA-2-1098
The GM Building o 767 Fifth Avenue o New York, NY 10153-0203             (12/98)